UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00334
                                   ---------


                         FRANKLIN CAPITAL GROWTH FUND
                         ----------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906 (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                   JUNE 30, 2005
--------------------------------------------------------------------------------

[PHOTO OMITTED]

--------------------------------------------------------------------------------
                  ANNUAL REPORT AND SHAREHOLDER LETTER | GROWTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?

                   FRANKLIN                           Eligible shareholders can
              CAPITAL GROWTH FUND                     sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

                        Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                        FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                        TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                        MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION

                        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST

                        At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the annual report

                                    Contents
SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT

Franklin Capital Growth Fund ..............................................    4

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   13

Financial Highlights and
Statement of Investments ..................................................   15

Financial Statements ......................................................   23

Notes to Financial
Statements ................................................................   27

Report of Independent
Registered Public
Accounting Firm ...........................................................   34

Tax Designation ...........................................................   35

Board Members and
Officers ..................................................................   36

Shareholder Information ...................................................   41

--------------------------------------------------------------------------------
Annual Report

Franklin Capital Growth Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Capital Growth Fund seeks capital appreciation and secondarily, current income, by investing primarily in equity securities and may invest a portion of its total assets in other securities, including debt securities and convertible securities.

--------------------------------------------------------------------------------
      PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Capital Growth Fund covers the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

For the period under review, Franklin Capital Growth Fund - Class A posted a -2.23% cumulative total return. Compared with its benchmarks for the same period, the Fund underperformed the Standard & Poor's 500 Composite Index's (S&P 500's) 6.32% total return and the Russell 1000(R) Growth Index's 1.68% total return. (1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended June 30, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose an annualized 3.8% in first quarter 2005 and an estimated 3.4% annualized in the second quarter, benefiting primarily from personal consumption and greater business investment. (2) Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 sponsored largely by rising short-term domestic interest rates, and strong U.S. economic growth relative to its major trading partners.

With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 1.25% to 3.25% and said it will respond to changes in economic prospects as needed to fulfill its obligation


(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index, which excludes volatile food and energy costs. (3) Pricing pressures were somewhat eased by continued competition, globalization and offshoring, and most companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, reinvigorating housing and commercial real estate activity, which added to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains that lifted corporate profitability and cash flow. The favorable business environment also helped stabilize the labor market, which firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period. (3) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence.

Most stock market indexes were volatile, especially during the first half of 2005. Despite economic strength and improving corporate fundamentals, investors faced a stock market influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. Corporate earnings growth rates slowed; however, corporate profits were still strong and dividend payments generally rose, offering some support to investor confidence. The blue chip stocks of the Dow Jones Industrial Average (Dow) had a one-year total return of 0.66%, while total returns of the broader S&P 500 and technology-heavy NASDAQ Composite Index were 6.32% and 2.81%. (4) Large capitalization growth stocks underperformed these stock markets for the year. On average, for the past five years, large capitalization growth stocks have also lagged the Dow and the S&P 500, as measured by the Russell 1000 Growth Index.

INVESTMENT STRATEGY

We are research driven, fundamental investors who look for companies of any size that we believe are positioned for above-average growth in revenues, earnings or assets. We look for companies that have a particular marketing niche, proven technology, industry leadership, sound financial records and strong management -- factors we believe point to strong growth potential.

(3) Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/05

[BAR CHART OMITTED]
[EDGAR REPRESENTATION OF PLOT POINTS]:

Electronic Technology*                               17.7%
Health Technology*                                   13.2%
Finance                                              12.6%
Technology Services*                                 11.0%
Consumer Services                                     7.5%
Producer Manufacturing                                7.1%
Health Services                                       5.1%
Transportation                                        5.0%
Retail Trade                                          3.7%
Process Industries                                    3.7%
Consumer Non-Durables                                 2.6%
Distribution Services                                 2.0%
Energy Minerals                                       1.6%
Consumer Durables                                     1.4%
Communications                                        1.2%
Other                                                 1.3%
Short-Term Investments & Other Net Assets             3.3%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                                                               Annual Report | 5

TOP 10 HOLDINGS
6/30/05

--------------------------------------------------------------------------------
  COMPANY                                                            % OF TOTAL
  SECTOR/INDUSTRY                                                    NET ASSETS
--------------------------------------------------------------------------------
  Well point Inc.                                                          2.7%
    HEALTH SERVICES
--------------------------------------------------------------------------------
  Freddie Mac                                                              2.5%
    FINANCE
--------------------------------------------------------------------------------
  Bunge Ltd.                                                               2.2%
    PROCESS INDUSTRIES
--------------------------------------------------------------------------------
  Lowe's Cos. Inc.                                                         2.1%
    RETAIL TRADE
--------------------------------------------------------------------------------
  Amgen Inc.                                                               2.0%
    HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
  Boston Scientific Corp.                                                  2.0%
    HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
  Southwest Airlines Co.                                                   2.0%
    TRANSPORTATION
--------------------------------------------------------------------------------
  SYSCO Corp.                                                              2.0%
    DISTRIBUTION SERVICES
--------------------------------------------------------------------------------
  United Technologies Corp.                                                1.9%
    PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
  Johnson & Johnson                                                        1.9%
    HEALTH TECHNOLOGY
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Sectors that performed well and contributed to returns during the Fund's fiscal year included health services, process industries and energy minerals, where a number of our investments excelled amid the modest but sustainable U.S. economic recovery. Wellpoint (+56% total return for the period under review), one of the country's largest managed health care companies, enjoyed double-digit earnings growth that was reflected in its stock price's outperformance against the benchmark Russell 1000 Growth Index. Caremark (+35%) is another health services company that excelled during the year. The company offers prescription benefit management services and has gained from two distinct trends within the health care sector: growth in generic drug launches, and customers' ongoing desire to lower health care costs. Within process industries, the Fund benefited from an investment in Bunge (+65%), an integrated agribusiness company with businesses ranging from fertilizer supply to the buying, storing, processing and distribution of soybeans and soybean byproducts worldwide. Following our strategy, we believe that as wealth increases globally, Bunge could be well positioned to benefit as people add more protein to their diets.

Areas that did not perform according to our expectations included the electronic technology, consumer non-durables, consumer services and health technology sectors. Despite the economic recovery, several technology-related industries, notably semiconductors and semiconductor capital equipment, experienced continued lackluster revenue growth as they dealt with inventory issues and lower-than-anticipated sales. In this environment, Cisco Systems (-19%), Agilent Technology (-21%) and Applied Materials (-17%) all significantly underper-formed the benchmark Russell 1000 Growth Index during the Fund's fiscal year. Among our health technology holdings, there were several disappointments, in particular Boston Scientific (-37%) and Biogen Idec (-46%). Boston Scientific, a leading medical device company, suffered from a drug-eluting stent recall and several patent cases with a competitor. We still held Boston Scientific at period-end, based on our strategy and our belief that management is prudently navigating its way through the recent challenges, and that the company's risk/reward profile is still attractive. Biogen Idec experienced a major blow when it withdrew its top new multiple sclerosis drug, Tysabri, from the market due to serious central nervous disease side effects. We subsequently sold our position in Biogen Idec due to the company's revised growth outlook. Our investment in Robert Half International (-15%), a leading staffing company, was also a drag on Fund performance, dramatically underperforming the benchmark indexes as the economic recovery did not translate into robust job growth.

The past 12 months has seen dramatic movements in certain areas of the economy including record high oil and gasoline prices, record high residential home prices, and low long-term interest rates. We were cautious about these trends


6 | Annual Report
continuing and did not believe it was prudent to invest our shareholders' funds in assets that require continued extraordinary circumstances to outperform. Thus, compared to the S&P 500 we have had, and at period-end maintained, underweighted positions in energy-related industries, financial services and real estate.

Despite recent challenges for the Fund, we remain confident in our strategy and believe the investments we have made -- in leading companies with what we consider strong long-term growth prospects, excellent management teams and strong profit models at attractive prices -- should result in solid long-term risk-adjusted performance. Furthermore, we believe that the market has yet to recognize many of the high-quality, large capitalization companies we seek, giving us an opportunity to invest in such companies at what we consider very attractive valuation levels. We made several new investments for the Fund this fiscal year, including Tyco International and Alltel. Tyco, in our view, has attractive businesses involving health care, fire and security, electronics and plastics. The company has delivered solid earnings growth while paying down debt, has shown improving margins and returns, produces a high level of free cash flow and had what we consider an attractive valuation relative to the overall stock market at period-end. Alltel is also interesting to us in that it will be the fifth-largest publicly traded wireless telecommunication services provider in the U.S. upon completion of its merger with Western Wireless. Alltel intends to divest its ILEC (incumbent local exchange carrier) business, resulting in a pure wireless provider with the potential for above-average cash flow growth and a distinct competitive position.

Thank you for your continued participation in Franklin Capital Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Serena Perin Vinton

Serena Perin Vinton, CFA
Portfolio Manager
Franklin Capital Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
   CLASS A (SYMBOL: FKREX)                    CHANGE      6/30/05       6/30/04
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                      -$0.24      $ 10.52       $ 10.76
--------------------------------------------------------------------------------
   CLASS B (SYMBOL: FKEQX)                    CHANGE      6/30/05       6/30/04
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                      -$0.30      $ 10.07       $ 10.37
--------------------------------------------------------------------------------
   CLASS C (SYMBOL: FREQX)                    CHANGE      6/30/05       6/30/04
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                      -$0.30      $  9.97       $ 10.27
--------------------------------------------------------------------------------
   CLASS R (SYMBOL: FKIRX)                    CHANGE      6/30/05       6/30/04
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                      -$0.26      $ 10.44       $ 10.70
--------------------------------------------------------------------------------
   ADVISOR CLASS (SYMBOL: FEACX)              CHANGE      6/30/05       6/30/04
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                      -$0.22      $ 10.62       $ 10.84
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------
CLASS A                          1-YEAR    5-YEAR         10-YEAR
----------------------------------------------------------------------
Cumulative Total Return (1)       -2.23%    -32.85%        +123.97%
----------------------------------------------------------------------
Average Annual Total Return (2)   -7.88%     -8.75%          +7.76%
----------------------------------------------------------------------
Value of $10,000 Investment (3) $ 9,212   $  6,328       $  21,114
----------------------------------------------------------------------

----------------------------------------------------------------------
CLASS B                          1-YEAR    5-YEAR    INCEPTION(1/1/99)
----------------------------------------------------------------------
Cumulative Total Return (1)       -2.89%    -35.21%          +9.72%
----------------------------------------------------------------------
Average Annual Total Return (2)   -6.78%     -8.66%          +1.44%
----------------------------------------------------------------------
Value of $10,000 Investment (3) $ 9,322   $  6,359       $  10,972
----------------------------------------------------------------------

---------------------------------------------------------------------
CLASS C                          1-YEAR    5-YEAR         10-YEAR
----------------------------------------------------------------------
Cumulative Total Return (1)       -2.92%    -35.27%        +107.34%
----------------------------------------------------------------------
Average Annual Total Return (2)   -3.89%     -8.33%          +7.56%
----------------------------------------------------------------------
Value of $10,000 Investment (3) $ 9,611   $  6,473       $  20,734
----------------------------------------------------------------------

---------------------------------------------------------------------
CLASS R                          1-YEAR    3-YEAR    INCEPTION(1/1/02)
----------------------------------------------------------------------
Cumulative Total Return (1)       -2.43%    +16.96%          -3.02%
----------------------------------------------------------------------
Average Annual Total Return (2)   -3.41%     +5.36%          -0.88%
----------------------------------------------------------------------
Value of $10,000 Investment (3) $ 9,659   $ 11,696       $   9,698
---------------------------------------------------------------------

---------------------------------------------------------------------
ADVISOR CLASS(4)                  1-YEAR     5-YEAR         10-YEAR
---------------------------------------------------------------------
Cumulative Total Return (1)       -2.03%    -31.96%        +131.44%
---------------------------------------------------------------------
Average Annual Total Return (2)   -2.03%     -7.41%          +8.75%
---------------------------------------------------------------------
Value of $10,000 Investment (3) $ 9,797   $  6,804       $  23,144
---------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS A                    6/30/05
----------------------------------
1-Year                      -7.88%
----------------------------------
5-Year                      -8.75%
----------------------------------
10-Year                     +7.76%
----------------------------------

CLASS A (7/1/95-6/30/05) 4

[LINE GRAPH OMITTED]

[EDGAR REPRESENTAION OF PLOT POINTS]:

  DATE     FRANKLIN CAPITAL GROWTH FUND   S&P 500(5)      RUSSELL 1000 GROWTH
                                                                   INDEX (5)
  7/1/95             $  9,427              $ 10,000              $ 10,000
 7/31/95             $  9,818              $ 10,331              $ 10,416
 8/31/95             $  9,883              $ 10,357              $ 10,427
 9/30/95             $ 10,234              $ 10,794              $ 10,908
10/31/95             $ 10,000              $ 10,756              $ 10,915
11/30/95             $ 10,299              $ 11,227              $ 11,339
12/31/95             $ 10,396              $ 11,443              $ 11,404
 1/31/96             $ 10,633              $ 11,832              $ 11,786
 2/29/96             $ 10,813              $ 11,943              $ 12,001
 3/31/96             $ 10,813              $ 12,058              $ 12,017
 4/30/96             $ 11,369              $ 12,235              $ 12,333
 5/31/96             $ 11,592              $ 12,550              $ 12,764
 6/30/96             $ 11,516              $ 12,598              $ 12,781
 7/31/96             $ 10,736              $ 12,042              $ 12,032
 8/31/96             $ 11,210              $ 12,296              $ 12,343
 9/30/96             $ 11,963              $ 12,988              $ 13,242
10/31/96             $ 12,074              $ 13,346              $ 13,322
11/30/96             $ 13,050              $ 14,353              $ 14,322
12/31/96             $ 12,784              $ 14,069              $ 14,041
 1/31/97             $ 13,634              $ 14,948              $ 15,026
 2/28/97             $ 13,194              $ 15,065              $ 14,924
 3/31/97             $ 12,784              $ 14,447              $ 14,117
 4/30/97             $ 13,458              $ 15,309              $ 15,054
 5/31/97             $ 14,587              $ 16,240              $ 16,141
 6/30/97             $ 14,943              $ 16,967              $ 16,787
 7/31/97             $ 16,163              $ 18,317              $ 18,271
 8/31/97             $ 15,707              $ 17,291              $ 17,202
 9/30/97             $ 16,766              $ 18,238              $ 18,048
10/31/97             $ 15,972              $ 17,629              $ 17,381
11/30/97             $ 16,119              $ 18,445              $ 18,119
12/31/97             $ 16,187              $ 18,761              $ 18,322
 1/31/98             $ 16,187              $ 18,969              $ 18,870
 2/28/98             $ 17,499              $ 20,336              $ 20,290
 3/31/98             $ 18,081              $ 21,376              $ 21,099
 4/30/98             $ 18,447              $ 21,591              $ 21,391
 5/31/98             $ 17,649              $ 21,221              $ 20,784
 6/30/98             $ 18,294              $ 22,082              $ 22,057
 7/31/98             $ 17,678              $ 21,848              $ 21,911
 8/31/98             $ 14,282              $ 18,692              $ 18,622
 9/30/98             $ 14,765              $ 19,890              $ 20,053
10/31/98             $ 16,030              $ 21,506              $ 21,664
11/30/98             $ 16,912              $ 22,809              $ 23,312
12/31/98             $ 18,322              $ 24,122              $ 25,414
 1/31/99             $ 19,310              $ 25,131              $ 26,907
 2/28/99             $ 18,393              $ 24,350              $ 25,678
 3/31/99             $ 19,222              $ 25,324              $ 27,030
 4/30/99             $ 19,892              $ 26,304              $ 27,064
 5/31/99             $ 19,363              $ 25,684              $ 26,233
 6/30/99             $ 20,673              $ 27,108              $ 28,070
 7/31/99             $ 20,425              $ 26,263              $ 27,178
 8/31/99             $ 20,479              $ 26,133              $ 27,622
 9/30/99             $ 20,355              $ 25,418              $ 27,042
10/31/99             $ 22,463              $ 27,025              $ 29,084
11/30/99             $ 24,022              $ 27,575              $ 30,653
12/31/99             $ 27,931              $ 29,198              $ 33,841
 1/31/00             $ 27,894              $ 27,731              $ 32,255
 2/29/00             $ 31,129              $ 27,207              $ 33,831
 3/31/00             $ 31,646              $ 29,867              $ 36,253
 4/30/00             $ 30,094              $ 28,968              $ 34,528
 5/31/00             $ 29,022              $ 28,376              $ 32,789
 6/30/00             $ 31,443              $ 29,075              $ 35,274
 7/31/00             $ 31,184              $ 28,621              $ 33,804
 8/31/00             $ 34,789              $ 30,398              $ 36,864
 9/30/00             $ 33,354              $ 28,793              $ 33,377
10/31/00             $ 31,727              $ 28,671              $ 31,798
11/30/00             $ 26,846              $ 26,412              $ 27,111
12/31/00             $ 28,056              $ 26,542              $ 26,253
 1/31/01             $ 28,752              $ 27,483              $ 28,067
 2/28/01             $ 24,758              $ 24,979              $ 23,302
 3/31/01             $ 22,507              $ 23,397              $ 20,766
 4/30/01             $ 25,072              $ 25,214              $ 23,392
 5/31/01             $ 25,072              $ 25,383              $ 23,048
 6/30/01             $ 23,963              $ 24,766              $ 22,514
 7/31/01             $ 23,048              $ 24,522              $ 21,952
 8/31/01             $ 21,256              $ 22,988              $ 20,157
 9/30/01             $ 18,860              $ 21,132              $ 18,144
10/31/01             $ 19,617              $ 21,535              $ 19,096
11/30/01             $ 21,091              $ 23,187              $ 20,930
12/31/01             $ 21,573              $ 23,390              $ 20,891
 1/31/02             $ 20,912              $ 23,049              $ 20,522
 2/28/02             $ 20,070              $ 22,604              $ 19,670
 3/31/02             $ 21,041              $ 23,454              $ 20,351
 4/30/02             $ 19,939              $ 22,033              $ 18,690
 5/31/02             $ 19,618              $ 21,871              $ 18,238
 6/30/02             $ 17,935              $ 20,314              $ 16,551
 7/31/02             $ 16,412              $ 18,731              $ 15,641
 8/31/02             $ 16,552              $ 18,853              $ 15,687
 9/30/02             $ 14,989              $ 16,806              $ 14,060
10/31/02             $ 16,111              $ 18,284              $ 15,350
11/30/02             $ 17,093              $ 19,359              $ 16,184
12/31/02             $ 16,091              $ 18,223              $ 15,066
 1/31/03             $ 15,710              $ 17,746              $ 14,700
 2/28/03             $ 15,510              $ 17,479              $ 14,633
 3/31/03             $ 15,650              $ 17,647              $ 14,905
 4/30/03             $ 16,993              $ 19,102              $ 16,007
 5/31/03             $ 18,075              $ 20,107              $ 16,806
 6/30/03             $ 18,155              $ 20,364              $ 17,038
 7/31/03             $ 18,536              $ 20,723              $ 17,461
 8/31/03             $ 19,137              $ 21,127              $ 17,896
 9/30/03             $ 18,736              $ 20,903              $ 17,704
10/31/03             $ 19,798              $ 22,085              $ 18,699
11/30/03             $ 20,039              $ 22,279              $ 18,894
12/31/03             $ 20,813              $ 23,446              $ 19,548
 1/31/04             $ 21,074              $ 23,877              $ 19,947
 2/29/04             $ 21,295              $ 24,208              $ 20,074
 3/31/04             $ 21,054              $ 23,843              $ 19,701
 4/30/04             $ 20,793              $ 23,470              $ 19,472
 5/31/04             $ 21,034              $ 23,791              $ 19,835
 6/30/04             $ 21,596              $ 24,253              $ 20,083
 7/31/04             $ 20,231              $ 23,451              $ 18,948
 8/31/04             $ 20,050              $ 23,545              $ 18,854
 9/30/04             $ 20,311              $ 23,800              $ 19,034
10/31/04             $ 20,672              $ 24,163              $ 19,330
11/30/04             $ 21,295              $ 25,141              $ 19,995
12/31/04             $ 22,198              $ 25,996              $ 20,779
 1/31/05             $ 21,295              $ 25,362              $ 20,086
 2/28/05             $ 21,295              $ 25,896              $ 20,300
 3/31/05             $ 20,733              $ 25,438              $ 19,930
 4/30/05             $ 20,391              $ 24,955              $ 19,551
 5/31/05             $ 21,214              $ 25,749              $ 20,497
 6/30/05             $ 21,114              $ 25,786              $ 20,421

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS B                    6/30/05
----------------------------------
1-Year                      -6.78%
----------------------------------
5-Year                      -8.66%
----------------------------------
Since Inception (1/1/99)    +1.44%
----------------------------------

CLASS B (1/1/99-6/30/05)

[LINE GRAPH OMITTED]

[EDGAR REPRESENTAION OF PLOT POINTS]:

  DATE     FRANKLIN CAPITAL GROWTH       S&P 500(5)        RUSSELL 1000 GROWTH
                    FUND                                       INDEX (5)
  1/1/99           $ 10,000               $ 10,000             $ 10,000
 1/31/99           $ 10,520               $ 10,418             $ 10,587
 2/28/99           $ 10,019               $ 10,094             $ 10,104
 3/31/99           $ 10,452               $ 10,498             $ 10,636
 4/30/99           $ 10,818               $ 10,905             $ 10,649
 5/31/99           $ 10,520               $ 10,647             $ 10,322
 6/30/99           $ 11,223               $ 11,238             $ 11,045
 7/31/99           $ 11,088               $ 10,887             $ 10,694
 8/31/99           $ 11,107               $ 10,834             $ 10,869
 9/30/99           $ 11,030               $ 10,537             $ 10,640
10/31/99           $ 12,161               $ 11,203             $ 11,444
11/30/99           $ 13,002               $ 11,431             $ 12,061
12/31/99           $ 15,099               $ 12,104             $ 13,316
 1/31/00           $ 15,069               $ 11,496             $ 12,691
 2/29/00           $ 16,814               $ 11,279             $ 13,312
 3/31/00           $ 17,076               $ 12,381             $ 14,265
 4/30/00           $ 16,219               $ 12,009             $ 13,586
 5/31/00           $ 15,634               $ 11,763             $ 12,902
 6/30/00           $ 16,935               $ 12,053             $ 13,880
 7/31/00           $ 16,784               $ 11,865             $ 13,301
 8/31/00           $ 18,721               $ 12,601             $ 14,505
 9/30/00           $ 17,934               $ 11,936             $ 13,133
10/31/00           $ 17,056               $ 11,886             $ 12,512
11/30/00           $ 14,414               $ 10,949             $ 10,667
12/31/00           $ 15,057               $ 11,003             $ 10,330
 1/31/01           $ 15,425               $ 11,393             $ 11,044
 2/28/01           $ 13,278               $ 10,355             $  9,169
 3/31/01           $ 12,063               $  9,699             $  8,171
 4/30/01           $ 13,429               $ 10,453             $  9,204
 5/31/01           $ 13,429               $ 10,523             $  9,069
 6/30/01           $ 12,822               $ 10,267             $  8,859
 7/31/01           $ 12,323               $ 10,166             $  8,637
 8/31/01           $ 11,368               $  9,530             $  7,931
 9/30/01           $ 10,067               $  8,760             $  7,139
10/31/01           $ 10,468               $  8,927             $  7,514
11/30/01           $ 11,249               $  9,612             $  8,236
12/31/01           $ 11,506               $  9,696             $  8,220
 1/31/02           $ 11,147               $  9,555             $  8,075
 2/28/02           $ 10,689               $  9,371             $  7,740
 3/31/02           $ 11,201               $  9,723             $  8,008
 4/30/02           $ 10,613               $  9,134             $  7,354
 5/31/02           $ 10,427               $  9,067             $  7,176
 6/30/02           $  9,523               $  8,421             $  6,512
 7/31/02           $  8,717               $  7,765             $  6,154
 8/31/02           $  8,782               $  7,816             $  6,173
 9/30/02           $  7,943               $  6,967             $  5,532
10/31/02           $  8,532               $  7,580             $  6,040
11/30/02           $  9,055               $  8,025             $  6,368
12/31/02           $  8,510               $  7,554             $  5,928
 1/31/03           $  8,303               $  7,357             $  5,784
 2/28/03           $  8,194               $  7,246             $  5,758
 3/31/03           $  8,259               $  7,316             $  5,865
 4/30/03           $  8,978               $  7,919             $  6,298
 5/31/03           $  9,534               $  8,335             $  6,613
 6/30/03           $  9,578               $  8,442             $  6,704
 7/31/03           $  9,774               $  8,591             $  6,871
 8/31/03           $ 10,079               $  8,758             $  7,042
 9/30/03           $  9,861               $  8,665             $  6,966
10/31/03           $ 10,406               $  9,155             $  7,357
11/30/03           $ 10,536               $  9,236             $  7,434
12/31/03           $ 10,940               $  9,720             $  7,692
 1/31/04           $ 11,059               $  9,898             $  7,849
 2/29/04           $ 11,168               $ 10,036             $  7,899
 3/31/04           $ 11,038               $  9,884             $  7,752
 4/30/04           $ 10,896               $  9,729             $  7,662
 5/31/04           $ 11,016               $  9,863             $  7,805
 6/30/04           $ 11,299               $ 10,054             $  7,902
 7/31/04           $ 10,580               $  9,722             $  7,456
 8/31/04           $ 10,471               $  9,761             $  7,419
 9/30/04           $ 10,613               $  9,866             $  7,489
10/31/04           $ 10,787               $ 10,017             $  7,606
11/30/04           $ 11,114               $ 10,422             $  7,868
12/31/04           $ 11,571               $ 10,777             $  8,176
 1/31/05           $ 11,103               $ 10,514             $  7,904
 2/28/05           $ 11,092               $ 10,735             $  7,988
 3/31/05           $ 10,787               $ 10,545             $  7,842
 4/30/05           $ 10,613               $ 10,345             $  7,693
 5/31/05           $ 11,027               $ 10,674             $  8,065
 6/30/05           $ 10,972               $ 10,690             $  8,035


 10 | Annual Report

CLASS C (7/1/95-6/30/05)

[LINE GRAPH OMITTED]

EDGAR REPRESENTAION OF PLOT POINTS]:

  DATE     FRANKLIN CAPITAL GROWTH     S&P-500(5)       RUSSELL 1000 GROWTH
                     FUND                                     INDEX(5)

  7/1/95           $ 10,000             $ 10,000              $ 10,000
 7/31/95           $ 10,386             $ 10,331              $ 10,416
 8/31/95           $ 10,441             $ 10,357              $ 10,427
 9/30/95           $ 10,814             $ 10,794              $ 10,908
10/31/95           $ 10,566             $ 10,756              $ 10,915
11/30/95           $ 10,869             $ 11,227              $ 11,339
12/31/95           $ 10,975             $ 11,443              $ 11,404
 1/31/96           $ 11,210             $ 11,832              $ 11,786
 2/29/96           $ 11,401             $ 11,943              $ 12,001
 3/31/96           $ 11,387             $ 12,058              $ 12,017
 4/30/96           $ 11,960             $ 12,235              $ 12,333
 5/31/96           $ 12,195             $ 12,550              $ 12,764
 6/30/96           $ 12,094             $ 12,598              $ 12,781
 7/31/96           $ 11,271             $ 12,042              $ 12,032
 8/31/96           $ 11,756             $ 12,296              $ 12,343
 9/30/96           $ 12,549             $ 12,988              $ 13,242
10/31/96           $ 12,652             $ 13,346              $ 13,322
11/30/96           $ 13,666             $ 14,353              $ 14,322
12/31/96           $ 13,373             $ 14,069              $ 14,041
 1/31/97           $ 14,251             $ 14,948              $ 15,026
 2/28/97           $ 13,805             $ 15,065              $ 14,924
 3/31/97           $ 13,358             $ 14,447              $ 14,117
 4/30/97           $ 14,051             $ 15,309              $ 15,054
 5/31/97           $ 15,222             $ 16,240              $ 16,141
 6/30/97           $ 15,592             $ 16,967              $ 16,787
 7/31/97           $ 16,840             $ 18,317              $ 18,271
 8/31/97           $ 16,362             $ 17,291              $ 17,202
 9/30/97           $ 17,456             $ 18,238              $ 18,048
10/31/97           $ 16,593             $ 17,629              $ 17,381
11/30/97           $ 16,763             $ 18,445              $ 18,119
12/31/97           $ 16,822             $ 18,761              $ 18,322
 1/31/98           $ 16,804             $ 18,969              $ 18,870
 2/28/98           $ 18,158             $ 20,336              $ 20,290
 3/31/98           $ 18,748             $ 21,376              $ 21,099
 4/30/98           $ 19,113             $ 21,591              $ 21,391
 5/31/98           $ 18,262             $ 21,221              $ 20,784
 6/30/98           $ 18,939             $ 22,082              $ 22,057
 7/31/98           $ 18,280             $ 21,848              $ 21,911
 8/31/98           $ 14,756             $ 18,692              $ 18,622
 9/30/98           $ 15,259             $ 19,890              $ 20,053
10/31/98           $ 16,544             $ 21,506              $ 21,664
11/30/98           $ 17,447             $ 22,809              $ 23,312
12/31/98           $ 18,900             $ 24,122              $ 25,414
 1/31/99           $ 19,893             $ 25,131              $ 26,907
 2/28/99           $ 18,936             $ 24,350              $ 25,678
 3/31/99           $ 19,765             $ 25,324              $ 27,030
 4/30/99           $ 20,464             $ 26,304              $ 27,064
 5/31/99           $ 19,893             $ 25,684              $ 26,233
 6/30/99           $ 21,233             $ 27,108              $ 28,070
 7/31/99           $ 20,956             $ 26,263              $ 27,178
 8/31/99           $ 21,012             $ 26,133              $ 27,622
 9/30/99           $ 20,864             $ 25,418              $ 27,042
10/31/99           $ 23,021             $ 27,025              $ 29,084
11/30/99           $ 24,606             $ 27,575              $ 30,653
12/31/99           $ 28,569             $ 29,198              $ 33,841
 1/31/00           $ 28,512             $ 27,731              $ 32,255
 2/29/00           $ 31,821             $ 27,207              $ 33,831
 3/31/00           $ 32,321             $ 29,867              $ 36,253
 4/30/00           $ 30,705             $ 28,968              $ 34,528
 5/31/00           $ 29,608             $ 28,376              $ 32,789
 6/30/00           $ 32,032             $ 29,075              $ 35,274
 7/31/00           $ 31,763             $ 28,621              $ 33,804
 8/31/00           $ 35,418             $ 30,398              $ 36,864
 9/30/00           $ 33,918             $ 28,793              $ 33,377
10/31/00           $ 32,244             $ 28,671              $ 31,798
11/30/00           $ 27,261             $ 26,412              $ 27,111
12/31/00           $ 28,467             $ 26,542              $ 26,253
 1/31/01           $ 29,171             $ 27,483              $ 28,067
 2/28/01           $ 25,093             $ 24,979              $ 23,302
 3/31/01           $ 22,795             $ 23,397              $ 20,766
 4/30/01           $ 25,383             $ 25,214              $ 23,392
 5/31/01           $ 25,362             $ 25,383              $ 23,048
 6/30/01           $ 24,223             $ 24,766              $ 22,514
 7/31/01           $ 23,291             $ 24,522              $ 21,952
 8/31/01           $ 21,470             $ 22,988              $ 20,157
 9/30/01           $ 19,047             $ 21,132              $ 18,144
10/31/01           $ 19,793             $ 21,535              $ 19,096
11/30/01           $ 21,263             $ 23,187              $ 20,930
12/31/01           $ 21,732             $ 23,390              $ 20,891
 1/31/02           $ 21,067             $ 23,049              $ 20,522
 2/28/02           $ 20,214             $ 22,604              $ 19,670
 3/31/02           $ 21,171             $ 23,454              $ 20,351
 4/30/02           $ 20,048             $ 22,033              $ 18,690
 5/31/02           $ 19,694             $ 21,871              $ 18,238
 6/30/02           $ 18,010             $ 20,314              $ 16,551
 7/31/02           $ 16,471             $ 18,731              $ 15,641
 8/31/02           $ 16,617             $ 18,853              $ 15,687
 9/30/02           $ 15,015             $ 16,806              $ 14,060
10/31/02           $ 16,138             $ 18,284              $ 15,350
11/30/02           $ 17,116             $ 19,359              $ 16,184
12/31/02           $ 16,097             $ 18,223              $ 15,066
 1/31/03           $ 15,701             $ 17,746              $ 14,700
 2/28/03           $ 15,493             $ 17,479              $ 14,633
 3/31/03           $ 15,618             $ 17,647              $ 14,905
 4/30/03           $ 16,949             $ 19,102              $ 16,007
 5/31/03           $ 18,010             $ 20,107              $ 16,806
 6/30/03           $ 18,093             $ 20,364              $ 17,038
 7/31/03           $ 18,467             $ 20,723              $ 17,461
 8/31/03           $ 19,029             $ 21,127              $ 17,896
 9/30/03           $ 18,634             $ 20,903              $ 17,704
10/31/03           $ 19,674             $ 22,085              $ 18,699
11/30/03           $ 19,902             $ 22,279              $ 18,894
12/31/03           $ 20,672             $ 23,446              $ 19,548
 1/31/04           $ 20,901             $ 23,877              $ 19,947
 2/29/04           $ 21,109             $ 24,208              $ 20,074
 3/31/04           $ 20,859             $ 23,843              $ 19,701
 4/30/04           $ 20,589             $ 23,470              $ 19,472
 5/31/04           $ 20,817             $ 23,791              $ 19,835
 6/30/04           $ 21,358             $ 24,253              $ 20,083
 7/31/04           $ 19,986             $ 23,451              $ 18,948
 8/31/04           $ 19,798             $ 23,545              $ 18,854
 9/30/04           $ 20,048             $ 23,800              $ 19,034
10/31/04           $ 20,401             $ 24,163              $ 19,330
11/30/04           $ 20,984             $ 25,141              $ 19,995
12/31/04           $ 21,857             $ 25,996              $ 20,779
 1/31/05           $ 20,963             $ 25,362              $ 20,086
 2/28/05           $ 20,963             $ 25,896              $ 20,300
 3/31/05           $ 20,381             $ 25,438              $ 19,930
 4/30/05           $ 20,048             $ 24,955              $ 19,551
 5/31/05           $ 20,838             $ 25,749              $ 20,497
 6/30/05           $ 20,734             $ 25,786              $ 20,421


AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS C                    6/30/05
----------------------------------
1-Year                      -3.89%
----------------------------------
5-Year                      -8.33%
----------------------------------
10-Year                     +7.56%
----------------------------------

CLASS R (1/1/02-6/30/05)

[LINE GRAPH OMITTED]

[EDGAR REPRESENTAION OF PLOT POINTS]:

   DATE      FRANKLIN CAPITAL GROWTH      S&P 500(5)        RUSSELL 1000 GROWTH
                      FUND                                        INDEX(5)
  1/1/2002           $ 10,000             $ 10,000               $ 10,000
 1/31/2002           $  9,676             $  9,854               $  9,823
 2/28/2002           $  9,287             $  9,664               $  9,416
 3/31/2002           $  9,739             $ 10,028               $  9,741
 4/30/2002           $  9,229             $  9,420               $  8,946
 5/31/2002           $  9,071             $  9,351               $  8,730
 6/30/2002           $  8,292             $  8,685               $  7,922
 7/31/2002           $  7,587             $  8,008               $  7,487
 8/31/2002           $  7,652             $  8,061               $  7,509
 9/30/2002           $  6,929             $  7,185               $  6,730
10/31/2002           $  7,448             $  7,817               $  7,348
11/30/2002           $  7,893             $  8,277               $  7,747
12/31/2002           $  7,429             $  7,791               $  7,212
 1/31/2003           $  7,253             $  7,587               $  7,037
 2/28/2003           $  7,160             $  7,473               $  7,004
 3/31/2003           $  7,216             $  7,545               $  7,135
 4/30/2003           $  7,847             $  8,167               $  7,662
 5/31/2003           $  8,338             $  8,596               $  8,045
 6/30/2003           $  8,375             $  8,706               $  8,155
 7/31/2003           $  8,552             $  8,860               $  8,358
 8/31/2003           $  8,821             $  9,032               $  8,566
 9/30/2003           $  8,635             $  8,937               $  8,475
10/31/2003           $  9,127             $  9,442               $  8,950
11/30/2003           $  9,229             $  9,525               $  9,044
12/31/2003           $  9,596             $ 10,024               $  9,357
 1/31/2004           $  9,708             $ 10,208               $  9,548
 2/29/2004           $  9,810             $ 10,350               $  9,609
 3/31/2004           $  9,699             $ 10,194               $  9,430
 4/30/2004           $  9,568             $ 10,034               $  9,321
 5/31/2004           $  9,680             $ 10,171               $  9,495
 6/30/2004           $  9,941             $ 10,369               $  9,613
 7/31/2004           $  9,309             $ 10,026               $  9,070
 8/31/2004           $  9,216             $ 10,066               $  9,025
 9/30/2004           $  9,337             $ 10,175               $  9,111
10/31/2004           $  9,503             $ 10,331               $  9,253
11/30/2004           $  9,792             $ 10,749               $  9,571
12/31/2004           $ 10,200             $ 11,114               $  9,946
 1/31/2005           $  9,792             $ 10,843               $  9,615
 2/28/2005           $  9,782             $ 11,071               $  9,717
 3/31/2005           $  9,522             $ 10,876               $  9,540
 4/30/2005           $  9,365             $ 10,669               $  9,358
 5/31/2005           $  9,745             $ 11,009               $  9,811
 6/30/2005           $  9,698             $ 11,024               $  9,775

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS R                    6/30/05
----------------------------------
1-Year                      -3.41%
----------------------------------
3-Year                      +5.36%
----------------------------------
Since Inception (1/1/02)    -0.88%
----------------------------------

                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
ADVISOR CLASS(4)         6/30/05
-------------------------------
1-Year                   -2.03%
-------------------------------
5-Year                   -7.41%
-------------------------------
10-Year                  +8.75%
-------------------------------

ADVISOR CLASS (7/1/95-6/30/05)(4)

  DATE     FRANKLIN CAPITAL GROWTH      S&P 500(5)     RUSSELL 1000 GROWTH
                    FUND                                    INDEX(5)
  7/1/95           $ 10,000             $ 10,000           $ 10,000
 7/31/95           $ 10,414             $ 10,331           $ 10,416
 8/31/95           $ 10,483             $ 10,357           $ 10,427
 9/30/95           $ 10,856             $ 10,794           $ 10,908
10/31/95           $ 10,608             $ 10,756           $ 10,915
11/30/95           $ 10,925             $ 11,227           $ 11,339
12/31/95           $ 11,028             $ 11,443           $ 11,404
 1/31/96           $ 11,279             $ 11,832           $ 11,786
 2/29/96           $ 11,470             $ 11,943           $ 12,001
 3/31/96           $ 11,470             $ 12,058           $ 12,017
 4/30/96           $ 12,060             $ 12,235           $ 12,333
 5/31/96           $ 12,296             $ 12,550           $ 12,764
 6/30/96           $ 12,216             $ 12,598           $ 12,781
 7/31/96           $ 11,388             $ 12,042           $ 12,032
 8/31/96           $ 11,891             $ 12,296           $ 12,343
 9/30/96           $ 12,690             $ 12,988           $ 13,242
10/31/96           $ 12,808             $ 13,346           $ 13,322
11/30/96           $ 13,843             $ 14,353           $ 14,322
12/31/96           $ 13,561             $ 14,069           $ 14,041
 1/31/97           $ 14,631             $ 14,948           $ 15,026
 2/28/97           $ 14,175             $ 15,065           $ 14,924
 3/31/97           $ 13,734             $ 14,447           $ 14,117
 4/30/97           $ 14,457             $ 15,309           $ 15,054
 5/31/97           $ 15,669             $ 16,240           $ 16,141
 6/30/97           $ 16,065             $ 16,967           $ 16,787
 7/31/97           $ 17,360             $ 18,317           $ 18,271
 8/31/97           $ 16,887             $ 17,291           $ 17,202
 9/30/97           $ 18,024             $ 18,238           $ 18,048
10/31/97           $ 17,171             $ 17,629           $ 17,381
11/30/97           $ 17,344             $ 18,445           $ 18,119
12/31/97           $ 17,401             $ 18,761           $ 18,322
 1/31/98           $ 17,419             $ 18,969           $ 18,870
 2/28/98           $ 18,813             $ 20,336           $ 20,290
 3/31/98           $ 19,455             $ 21,376           $ 21,099
 4/30/98           $ 19,849             $ 21,591           $ 21,391
 5/31/98           $ 18,973             $ 21,221           $ 20,784
 6/30/98           $ 19,697             $ 22,082           $ 22,057
 7/31/98           $ 19,016             $ 21,848           $ 21,911
 8/31/98           $ 15,363             $ 18,692           $ 18,622
 9/30/98           $ 15,901             $ 19,890           $ 20,053
10/31/98           $ 17,262             $ 21,506           $ 21,664
11/30/98           $ 18,211             $ 22,809           $ 23,312
12/31/98           $ 19,747             $ 24,122           $ 25,414
 1/31/99           $ 20,809             $ 25,131           $ 26,907
 2/28/99           $ 19,842             $ 24,350           $ 25,678
 3/31/99           $ 20,714             $ 25,324           $ 27,030
 4/30/99           $ 21,454             $ 26,304           $ 27,064
 5/31/99           $ 20,885             $ 25,684           $ 26,233
 6/30/99           $ 22,302             $ 27,108           $ 28,070
 7/31/99           $ 22,034             $ 26,263           $ 27,178
 8/31/99           $ 22,092             $ 26,133           $ 27,622
 9/30/99           $ 21,977             $ 25,418           $ 27,042
10/31/99           $ 24,249             $ 27,025           $ 29,084
11/30/99           $ 25,949             $ 27,575           $ 30,653
12/31/99           $ 30,164             $ 29,198           $ 33,841
 1/31/00           $ 30,125             $ 27,731           $ 32,255
 2/29/00           $ 33,636             $ 27,207           $ 33,831
 3/31/00           $ 34,215             $ 29,867           $ 36,253
 4/30/00           $ 32,518             $ 28,968           $ 34,528
 5/31/00           $ 31,381             $ 28,376           $ 32,789
 6/30/00           $ 34,014             $ 29,075           $ 35,274
 7/31/00           $ 33,735             $ 28,621           $ 33,804
 8/31/00           $ 37,646             $ 30,398           $ 36,864
 9/30/00           $ 36,098             $ 28,793           $ 33,377
10/31/00           $ 34,341             $ 28,671           $ 31,798
11/30/00           $ 29,071             $ 26,412           $ 27,111
12/31/00           $ 30,388             $ 26,542           $ 26,253
 1/31/01           $ 31,139             $ 27,483           $ 28,067
 2/28/01           $ 26,844             $ 24,979           $ 23,302
 3/31/01           $ 24,400             $ 23,397           $ 20,766
 4/30/01           $ 27,195             $ 25,214           $ 23,392
 5/31/01           $ 27,195             $ 25,383           $ 23,048
 6/30/01           $ 25,990             $ 24,766           $ 22,514
 7/31/01           $ 25,021             $ 24,522           $ 21,952
 8/31/01           $ 23,083             $ 22,988           $ 20,157
 9/30/01           $ 20,462             $ 21,132           $ 18,144
10/31/01           $ 21,303             $ 21,535           $ 19,096
11/30/01           $ 22,920             $ 23,187           $ 20,930
12/31/01           $ 23,438             $ 23,390           $ 20,891
 1/31/02           $ 22,722             $ 23,049           $ 20,522
 2/28/02           $ 21,810             $ 22,604           $ 19,670
 3/31/02           $ 22,872             $ 23,454           $ 20,351
 4/30/02           $ 21,677             $ 22,033           $ 18,690
 5/31/02           $ 21,329             $ 21,871           $ 18,238
 6/30/02           $ 19,505             $ 20,314           $ 16,551
 7/31/02           $ 17,875             $ 18,731           $ 15,641
 8/31/02           $ 18,028             $ 18,853           $ 15,687
 9/30/02           $ 16,312             $ 16,806           $ 14,060
10/31/02           $ 17,528             $ 18,284           $ 15,350
11/30/02           $ 18,614             $ 19,359           $ 16,184
12/31/02           $ 17,528             $ 18,223           $ 15,066
 1/31/03           $ 17,115             $ 17,746           $ 14,700
 2/28/03           $ 16,898             $ 17,479           $ 14,633
 3/31/03           $ 17,051             $ 17,647           $ 14,905
 4/30/03           $ 18,528             $ 19,102           $ 16,007
 5/31/03           $ 19,700             $ 20,107           $ 16,806
 6/30/03           $ 19,808             $ 20,364           $ 17,038
 7/31/03           $ 20,221             $ 20,723           $ 17,461
 8/31/03           $ 20,873             $ 21,127           $ 17,896
 9/30/03           $ 20,439             $ 20,903           $ 17,704
10/31/03           $ 21,611             $ 22,085           $ 18,699
11/30/03           $ 21,872             $ 22,279           $ 18,894
12/31/03           $ 22,730             $ 23,446           $ 19,548
 1/31/04           $ 23,013             $ 23,877           $ 19,947
 2/29/04           $ 23,253             $ 24,208           $ 20,074
 3/31/04           $ 23,013             $ 23,843           $ 19,701
 4/30/04           $ 22,730             $ 23,470           $ 19,472
 5/31/04           $ 22,992             $ 23,791           $ 19,835
 6/30/04           $ 23,623             $ 24,253           $ 20,083
 7/31/04           $ 22,120             $ 23,451           $ 18,948
 8/31/04           $ 21,924             $ 23,545           $ 18,854
 9/30/04           $ 22,207             $ 23,800           $ 19,034
10/31/04           $ 22,621             $ 24,163           $ 19,330
11/30/04           $ 23,296             $ 25,141           $ 19,995
12/31/04           $ 24,278             $ 25,996           $ 20,779
 1/31/05           $ 23,319             $ 25,362           $ 20,086
 2/28/05           $ 23,319             $ 25,896           $ 20,300
 3/31/05           $ 22,709             $ 25,438           $ 19,930
 4/30/05           $ 22,337             $ 24,955           $ 19,551
 5/31/05           $ 23,253             $ 25,749           $ 20,497
 6/30/05           $ 23,144             $ 25,786           $ 20,421

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND MAY INVEST IN FOREIGN COMPANIES THAT CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTIES. IN ADDITION, THE FUND MAY OWN SMALLER-COMPANY STOCKS, WHICH CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +70.67% and +6.49%.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stock chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing
      costs, sometimes referred to as    operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                 BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                                  VALUE 12/31/04      VALUE 6/30/05   PERIOD* 12/31/04-6/30/05
--------------------------------------------------------------------------------------------------------------
      CLASS A
--------------------------------------------------------------------------------------------------------------
      Actual                                          $ 1,000          $   951.20              $ 4.64
--------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.03              $ 4.81
--------------------------------------------------------------------------------------------------------------
      CLASS B
--------------------------------------------------------------------------------------------------------------
      Actual                                          $ 1,000          $   948.20              $ 8.26
--------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000          $ 1,016.31              $ 8.55
--------------------------------------------------------------------------------------------------------------
      CLASS C
--------------------------------------------------------------------------------------------------------------
      Actual                                          $ 1,000          $   948.60              $ 8.26
--------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000          $ 1,016.31              $ 8.55
--------------------------------------------------------------------------------------------------------------
      CLASS R
--------------------------------------------------------------------------------------------------------------
      Actual                                          $ 1,000          $   950.80              $ 5.85
--------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.79              $ 6.06
--------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------
      Actual                                          $ 1,000          $   953.30              $ 3.44
--------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.27              $ 3.56
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.96%; B:
1.71%; C: 1.71%; R: 1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 | Annual Report

Franklin Capital Growth Fund

FINANCIAL HIGHLIGHTS

                                                  -------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                      2005           2004          2003        2002         2001
                                                  -------------------------------------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $     10.76    $      9.06    $    8.95   $   12.04   $     17.00
                                                  -------------------------------------------------------------------
Income from investment operations:

  Net investment income (a) ....................         0.04           0.01         0.03        0.04          0.04

  Net realized and unrealized gains (losses) ...        (0.28)          1.71         0.08       (3.05)        (3.95)
                                                  -------------------------------------------------------------------
Total from investment operations ...............        (0.24)          1.72         0.11       (3.01)        (3.91)
                                                  -------------------------------------------------------------------
Less distributions from:

  Net investment income ........................           --          (0.02)          --       (0.02)        (0.03)

  Net realized gains ...........................           --             --           --       (0.05)        (1.02)

  Tax return of capital ........................           --             --           --       (0.01)           --
                                                  -------------------------------------------------------------------
Total distributions ............................           --          (0.02)          --       (0.08)        (1.05)
                                                  -------------------------------------------------------------------
Redemption fees ................................           -- (c)         -- (c)       --          --            --
                                                  -------------------------------------------------------------------
Net asset value, end of year ...................  $     10.52    $     10.76    $    9.06   $    8.95   $     12.04
                                                  ===================================================================

Total return (b) ...............................        (2.23)%        18.95%        1.23%     (25.16)%      (23.79)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $ 1,089,510    $ 1,218,132    $ 936,927   $ 855,624   $ 1,058,405

Ratios to average net assets:

  Expenses .....................................         0.96%          0.96%        1.04%       0.94%         0.90%

  Net investment income ........................         0.41%          0.06%        0.32%       0.34%         0.28%

Portfolio turnover rate ........................        48.24%         51.96%       52.16%      54.28%        46.19%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 15

Franklin Capital Growth Fund

                                                  --------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                                    2005        2004        2003       2002       2001
                                                  --------------------------------------------------------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $  10.37    $   8.79    $   8.74   $  11.82   $  16.78
                                                  --------------------------------------------------------
Income from investment operations:

  Net investment income (loss) (a) .............     (0.03)      (0.07)      (0.03)     (0.04)     (0.06)

  Net realized and unrealized gains (losses) ...     (0.27)       1.65        0.08      (2.99)     (3.88)
                                                  --------------------------------------------------------
Total from investment operations ...............     (0.30)       1.58        0.05      (3.03)     (3.94)
                                                  --------------------------------------------------------
Less distributions from net realized gains .....        --          --          --      (0.05)     (1.02)
                                                  --------------------------------------------------------
Redemption fees ................................        -- (c)      -- (c)      --         --         --
                                                  --------------------------------------------------------
Net asset value, end of year ...................  $  10.07    $  10.37    $   8.79   $   8.74   $  11.82
                                                  --------------------------------------------------------

Total return (b) ...............................     (2.89)%     17.97%       0.57%    (25.73)%   (24.29)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $ 73,734    $ 83,622    $ 60,232   $ 44,041   $ 31,390

Ratios to average net assets:

  Expenses .....................................      1.71%       1.71%       1.79%      1.69%      1.65%

  Net investment income (loss) .................     (0.34)%     (0.69)%     (0.43)%    (0.44)%    (0.47)%

Portfolio turnover rate ........................     48.24%      51.96%      52.16%     54.28%     46.19%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


16 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

                                                  -------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                     2005         2004         2003        2002        2001
                                                  -------------------------------------------------------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $   10.27    $    8.70    $    8.66   $   11.70   $   16.65
                                                  -------------------------------------------------------------
Income from investment operations:

  Net investment income (loss) (a) .............      (0.03)       (0.07)       (0.03)      (0.04)      (0.07)

  Net realized and unrealized gains (losses) ...      (0.27)        1.64         0.07       (2.95)      (3.86)
                                                  -------------------------------------------------------------
Total from investment operations ...............      (0.30)        1.57         0.04       (2.99)      (3.93)
                                                  -------------------------------------------------------------
Less distributions from net realized gains .....         --           --           --       (0.05)      (1.02)
                                                  -------------------------------------------------------------
Redemption fees ................................         -- (c)       -- (c)       --          --          --
                                                  -------------------------------------------------------------
Net asset value, end of year ...................  $    9.97    $   10.27    $    8.70   $    8.66   $   11.70
                                                  =============================================================

Total return (b) ...............................      (2.92)%      18.05%        0.46%     (25.65)%    (24.38)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $ 162,603    $ 195,559    $ 165,339   $ 137,117   $ 183,163

Ratios to average net assets:

  Expenses .....................................       1.71%        1.71%        1.79%       1.68%       1.65%

  Net investment income (loss) .................      (0.34)%      (0.69)%      (0.43)%     (0.40)%     (0.47)%

Portfolio turnover rate ........................      48.24%       51.96%       52.16%      54.28%      46.19%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

Franklin Capital Growth Fund

                                                  --------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                                    2005        2004        2003     2002 (d)
                                                  --------------------------------------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $  10.70    $   9.03    $   8.94   $ 10.79
                                                  --------------------------------------------
Income from investment operations:

  Net investment income (loss) (a) .............      0.02       (0.02)         --        --

  Net realized and unrealized gains (losses) ...     (0.28)       1.71        0.09     (1.84)
                                                  --------------------------------------------
Total from investment operations ...............     (0.26)       1.69        0.09     (1.84)
                                                  --------------------------------------------
Less distributions from net investment income ..        --       (0.02)         --     (0.01) (e)
                                                  --------------------------------------------
Redemption fees ................................        -- (c)      -- (c)      --        --
                                                  --------------------------------------------
Net asset value, end of year ...................  $  10.44    $  10.70    $   9.03   $  8.94
                                                  ============================================

Total return (b) ...............................     (2.43)%     18.68%       1.01%   (17.09)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $ 39,421    $ 36,779    $ 19,256   $ 3,524

Ratios to average net assets:

  Expenses .....................................      1.21%       1.21%       1.29%     1.19% (f)

  Net investment income (loss) .................      0.16%      (0.19)%      0.07%    (0.08)% (f)

Portfolio turnover rate ........................     48.24%      51.96%      52.16%    54.28%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period January 1, 2002 (effective date) to June 30, 2002.

(e) Includes distributions from tax return of capital in the amount of $0.002. Annualized.


 18 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

                                                  ----------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                                     2005         2004        2003       2002       2001
                                                  ----------------------------------------------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $   10.84    $    9.12    $   8.98   $  12.07   $  17.04
                                                  ----------------------------------------------------------
Income from investment operations:

  Net investment income (a) ....................       0.07         0.03        0.05       0.06       0.07

  Net realized and unrealized gains (losses) ...      (0.29)        1.72        0.09      (3.05)     (3.95)
                                                  ----------------------------------------------------------
Total from investment operations ...............      (0.22)        1.75        0.14      (2.99)     (3.88)
                                                  ----------------------------------------------------------
Less distributions from:

  Net investment income ........................         --        (0.03)         --      (0.04)     (0.07)

  Net realized gains ...........................         --           --          --      (0.05)     (1.02)

  Tax return of capital ........................         --           --          --      (0.01)        --
                                                  ----------------------------------------------------------
Total distributions ............................         --        (0.03)         --      (0.10)     (1.09)
                                                  ----------------------------------------------------------
Redemption fees ................................         -- (b)       -- (b)      --         --         --
                                                  ----------------------------------------------------------
Net asset value, end of year ...................  $   10.62    $   10.84    $   9.12   $   8.98   $  12.07
                                                  ----------------------------------------------------------

Total return ...................................      (2.03)%      19.26%       1.56%    (24.95)%   (23.59)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $ 319,724    $ 224,139    $ 75,554   $ 43,422   $ 45,139

Ratios to average net assets:

  Expenses .....................................       0.71%        0.71%       0.79%      0.69%      0.65%

  Net investment income ........................       0.66%        0.31%       0.57%      0.58%      0.55%

Portfolio turnover rate ........................      48.24%       51.96%      52.16%     54.28%     46.19%

(a)   Based on average daily shares outstanding.

(b)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

Franklin Capital Growth Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2005

-------------------------------------------------------------------------------
                                                       SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS 96.7%
   COMMERCIAL SERVICES 0.9%
   Robert Half International Inc. ................      627,300  $   15,663,679
                                                                 --------------

   COMMUNICATIONS 1.2%
   Alltel Corp. ..................................      332,000      20,676,961
                                                                 --------------

   CONSUMER DURABLES 1.4%
(a)Electronic Arts Inc. ..........................      426,600      24,149,826
                                                                 --------------

   CONSUMER NON-DURABLES 2.6%
   General Mills Inc. ............................      280,600      13,129,274
   PepsiCo Inc. ..................................      152,900       8,245,897
   Procter & Gamble Co. ..........................      415,400      21,912,350
                                                                 --------------
                                                                     43,287,521
                                                                 --------------

   CONSUMER SERVICES 7.5%
(a)Apollo Group Inc., A ..........................      227,200      17,771,584
   Carnival Corp. ................................      236,100      12,879,255
   International Game Technology .................      917,900      25,838,885
(a)Univision Communications Inc., A ..............      978,500      26,957,675
   Viacom Inc., B ................................      621,400      19,897,228
   The Walt Disney Co.............................      887,900      22,357,322
                                                                 --------------
                                                                    125,701,949
                                                                 --------------

   DISTRIBUTION SERVICES 2.0%
   SYSCO Corp. ...................................      911,200      32,976,328
                                                                 --------------

   ELECTRONIC TECHNOLOGY 17.7%
(a)Agilent Technologies Inc. .....................    1,223,000      28,153,460
   Applied Materials Inc. ........................    1,590,400      25,732,672
(a)Cisco Systems Inc. ............................    1,664,000      31,799,040
(a)Dell Inc. .....................................      705,900      27,890,109
(a)EMC Corp. .....................................    1,865,300      25,573,263
   Intel Corp. ...................................    1,145,400      29,849,124
   KLA-Tencor Corp. ..............................      396,800      17,340,160
   L-3 Communications Holdings Inc. ..............      186,600      14,289,828
   Linear Technology Corp. .......................      622,400      22,835,856
   Maxim Integrated Products Inc. ................      430,097      16,434,006
   Nokia Corp., ADR (Finland) ....................    1,258,100      20,934,784
   QUALCOMM Inc. .................................      690,000      22,776,900
   Xilinx Inc. ...................................      563,800      14,376,900
                                                                 --------------
                                                                    297,986,102
                                                                 --------------

   ENERGY MINERALS 1.6%
   Devon Energy Corp. ............................      536,600      27,194,888
                                                                 --------------
   FINANCE 12.6%
   AFLAC Inc. ....................................      552,700      23,920,856
(a)Berkshire Hathaway Inc., A ....................          362      30,227,000
   Blackrock Inc. ................................      111,000       8,929,950
   Brown & Brown Inc. ............................      381,600      17,149,104
   Countrywide Financial Corp. ...................      752,313      29,046,805
   Freddie Mac. ..................................      651,000      42,464,730


20 | Annual Report

Franklin Capital Growth Fund

-------------------------------------------------------------------------------
                                                          SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE (CONT.)
   Golden West Financial Corp. ...................      386,500  $   24,882,870
   Marsh & McLennan Cos. Inc. ....................      595,800      16,503,660
   Wells Fargo & Co. .............................      315,100      19,403,858
                                                                 --------------
                                                                    212,528,833
                                                                 --------------

   HEALTH SERVICES 5.1%
(a)Caremark Rx Inc. ..............................      696,000      30,985,920
   HCA Inc. ......................................      169,700       9,616,899
(a)Wellpoint Inc. ................................      645,200      44,931,728
                                                                 --------------
                                                                     85,534,547
                                                                 --------------

   HEALTH TECHNOLOGY 13.2%
   Abbott Laboratories ...........................      342,500      16,785,925
(a)Amgen Inc. ....................................      560,100      33,863,646
(a)Boston Scientific Corp. .......................    1,247,800      33,690,600
   Eli Lilly & Co. ...............................      147,000       8,189,370
   Johnson & Johnson. ............................      500,010      32,500,650
   Pfizer Inc. ...................................      946,000      26,090,680
   Roche Holding AG, ADR (Switzerland) ...........      202,800      12,776,400
(a)Varian Medical Systems Inc. ...................      455,800      17,015,014
   Wyeth .........................................      657,900      29,276,550
(a)Zimmer Holdings Inc. ..........................      162,200      12,354,774
                                                                 --------------
                                                                    222,543,609
                                                                 --------------

   NON-ENERGY MINERALS 0.4%
   Southern Peru Copper Corp. ....................      147,200       6,306,048
                                                                 --------------
   PROCESS INDUSTRIES 3.7%
   Bunge Ltd. ....................................      583,100      36,968,540
   Lyondell Chemical Co. .........................      933,700      24,668,354
                                                                 --------------
                                                                     61,636,894
                                                                 --------------
   PRODUCER MANUFACTURING 7.1%
   3M Co. ........................................      390,200      28,211,460
   Danaher Corp. .................................      313,700      16,419,058
(a)Mettler-Toledo International Inc.
   (Switzerland) .................................      352,900      16,438,082
   Tyco International Ltd. .......................      903,400      26,379,280
   United Technologies Corp. .....................      639,200      32,822,920
                                                                 --------------
                                                                    120,270,800
                                                                 --------------

   RETAIL TRADE 3.7%
   Dollar General Corp. ..........................      406,400       8,274,304
   Lowe's Cos. Inc. ..............................      608,700      35,438,514
   Wal-Mart Stores Inc. ..........................      391,200      18,855,840
                                                                 --------------
                                                                     62,568,658
                                                                 --------------


                                                             Annual Report  | 21

Franklin Capital Growth Fund

-------------------------------------------------------------------------------
                                                       SHARES        VALUE
-------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TECHNOLOGY SERVICES 11.0%
   Autodesk Inc. .................................      193,600  $    6,654,032
   First Data Corp. ..............................      574,900      23,076,486
(a)Google Inc., A ................................       83,000      24,414,450
   Infosys Technologies Ltd., ADR (India) ........      178,500      13,828,395
   Microsoft Corp. ...............................    1,027,400      25,520,616
   Paychex Inc. ..................................      906,900      29,510,526
   SAP AG, ADR (Germany) .........................      707,200      30,621,760
(a)Symantec Corp. ................................      230,500       5,011,070
(a)VeriSign Inc. .................................      338,700       9,741,012
(a)Yahoo! Inc. ...................................      481,900      16,697,835
                                                                 --------------
                                                                    185,076,182
                                                                 --------------

   TRANSPORTATION 5.0%
   C.H. Robinson Worldwide Inc. ..................      332,500      19,351,500
   Expeditors International of Washington Inc. ...      319,300      15,904,333
   Fedex Corp. ...................................      197,300      15,983,273
   Southwest Airlines Co. ........................    2,399,100      33,419,463
                                                                 --------------
                                                                     84,658,569
                                                                 --------------
   TOTAL COMMON STOCKS (COST $1,473,166,477)......                1,628,761,394
                                                                 --------------
   SHORT TERM INVESTMENT (COST $50,511,891) 3.0%
(b)Franklin Institutional Fiduciary Trust Money
   Market Portfolio ..............................   50,511,891      50,511,891
                                                                 --------------
   TOTAL INVESTMENTS (COST $1,523,678,368)
   99.7%. ........................................                1,679,273,285
   OTHER ASSETS, LESS LIABILITIES 0.3% ...........                    5,719,115
                                                                 --------------
   NET ASSETS 100.0% .............................               $1,684,992,400
                                                                 --------------

SELECTED PORTFOLIO ABBREVIATION
ADR - American Depository Receipt

(a)   Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


22 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ...............................  $1,473,166,477
    Cost - Sweep Money Fund (Note 7) ..........................      50,511,891
                                                                 ---------------
    Total cost of investments .................................  $1,523,678,368
                                                                 ===============
    Value - Unaffiliated issuers ..............................  $1,628,761,394
    Value - Sweep Money Fund (Note 7) .........................      50,511,891
                                                                 ---------------
    Total value of investments ................................   1,679,273,285
  Receivables:
    Investment securities sold ................................      18,173,002
    Capital shares sold .......................................       1,392,289
    Dividends .................................................         422,191
                                                                 ---------------
      Total assets ............................................   1,699,260,767
                                                                 ---------------

Liabilities:
  Payables:
    Investment securities purchased ...........................       6,818,487
    Capital shares redeemed ...................................       5,360,541
    Affiliates ................................................       1,744,924
  Other liabilities ...........................................         344,415
                                                                 ---------------
      Total liabilities .......................................      14,268,367
                                                                 ---------------
      Net assets, at value ....................................  $1,684,992,400
                                                                 ===============

Net assets consist of:
  Undistributed net investment income .........................  $    5,714,857
  Net unrealized appreciation (depreciation) ..................     155,594,917
  Accumulated net realized gain (loss) ........................     (89,341,263)
  Paid-in capital .............................................   1,613,023,889
                                                                 ---------------
     Net assets, at value .....................................  $1,684,992,400
                                                                 ===============


                        Annual Report | See notes to financial statements.  | 23

Franklin Capital Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005

CLASS A:
  Net assets, at value ........................................  $1,089,510,277
                                                                 ==============
  Shares outstanding ..........................................     103,523,226
                                                                 ==============
  Net asset value per share (a)  ..............................  $        10.52
                                                                 ==============
  Maximum offering price per share (net asset
  value per share / 94.25%) ...................................  $       11.16
                                                                 ==============

CLASS B:
  Net assets, at value ........................................  $   73,734,395
                                                                 ==============
  Shares outstanding ..........................................       7,322,877
                                                                 ==============
  Net asset value and maximum offering price per share (a) ....  $        10.07
                                                                 ==============

CLASS C:
  Net assets, at value ........................................  $  162,603,126
                                                                 ==============
  Shares outstanding ..........................................      16,311,666
                                                                 ==============
  Net asset value and maximum offering price per share (a) ....  $         9.97
                                                                 ==============

CLASS R:
  Net assets, at value ........................................  $   39,420,896
                                                                 ==============
  Shares outstanding ..........................................       3,776,456
                                                                 ==============
  Net asset value and maximum offering price per share (a)  ...  $        10.44
                                                                 ==============

ADVISOR CLASS:
  Net assets, at value ........................................  $  319,723,706
                                                                 ==============
  Shares outstanding ..........................................      30,100,857
                                                                 ==============
  Net asset value and maximum offering price per share (a)  ...  $        10.62
                                                                 ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 |  See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

STATEMENT OF OPERATIONS
for the year ended June 30, 2005

Investment income:
  Dividends:
    Unaffiliated issuers ......................................  $   22,294,137
    Sweep Money Fund (Note 7) .................................         670,259
  Other income (Note 8) .......................................         334,947
                                                                 ---------------
      Total investment income .................................      23,299,343
                                                                 ---------------

Expenses:
  Management fees (Note 3a) ...................................       7,738,258
  Distribution fees: (Note 3c)
    Class A ...................................................       2,823,995
    Class B ...................................................         782,252
    Class C ...................................................       1,759,816
    Class R ...................................................         190,175
  Transfer agent fees (Note 3e) ...............................       3,815,918
  Custodian fees (Note 4) .....................................          33,856
  Reports to shareholders .....................................         141,123
  Registration and filing fees ................................         137,938
  Professional fees ...........................................          40,730
  Trustees' fees and expenses .................................          56,975
  Other .......................................................          63,809
                                                                 ---------------
      Total expenses ..........................................      17,584,845
      Expense reductions (Note 4)                                          (538)
                                                                 ---------------
        Net expenses ..........................................      17,584,307
                                                                 ---------------
          Net investment income ...............................       5,715,036
                                                                 ---------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ...................      99,233,200
  Net change in unrealized appreciation
  (depreciation) on investments ...............................    (143,858,665)
                                                                 ---------------
Net realized and unrealized gain (loss) .......................     (44,625,465)
                                                                 ---------------
Net increase (decrease) in net assets resulting
from operations. ..............................................  $  (38,910,429)
                                                                 ===============

                         Annual Report | See notes to financial statements. | 25

Franklin Capital Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               ----------------------------------
                                                                                      YEAR ENDED JUNE 30,
                                                                                     2005              2004
                                                                               ----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..................................................   $     5,715,036   $      (781,950)
    Net realized gain (loss) from investments ..............................        99,233,200       123,553,215
    Net change in unrealized appreciation (depreciation) on investments ....      (143,858,665)      127,930,632
                                                                               ----------------------------------
      Net increase (decrease) in net assets resulting from operations ......       (38,910,429)      250,701,897
Distributions to shareholders from:
  Net investment income:
    Class A ................................................................                --        (1,688,415)
    Class R ................................................................                --           (45,184)
    Advisor Class ..........................................................                --          (366,962)
                                                                               ----------------------------------
Total distributions to shareholders ........................................                --        (2,100,561)
Capital share transactions: (Note 2)
    Class A ................................................................      (101,320,339)       99,326,514
    Class B ................................................................        (7,427,243)       11,538,808
    Class C ................................................................       (26,989,391)         (111,552)
    Class R ................................................................         3,480,500        12,964,092
    Advisor Class ..........................................................        97,924,220       128,599,872
                                                                               ----------------------------------
Total capital share transactions ...........................................       (34,332,253)      252,317,734
                                                                               ----------------------------------
Redemption fees ............................................................             4,486             3,276
                                                                               ----------------------------------
      Net increase (decrease) in net assets ................................       (73,238,196)      500,922,346
Net assets:
  Beginning of year ........................................................     1,758,230,596     1,257,308,250
                                                                               ----------------------------------
  End of year ..............................................................   $ 1,684,992,400   $ 1,758,230,596
                                                                               ==================================
Undistributed net investment income included in net assets:
  End of year ..............................................................   $     5,714,857   $            --
                                                                               ==================================


26 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Capital Growth Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund, the Franklin Capital Growth Fund (the Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


                                                              Annual Report | 27

Franklin Capital Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        -----------------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                                                    2005                           2004
                                        -----------------------------------------------------------
                                           SHARES         AMOUNT          SHARES         AMOUNT
                                        -----------------------------------------------------------
CLASS A SHARES:
  Shares sold .......................    18,624,957   $  194,203,865    30,582,428   $ 310,289,448
  Shares issued in reinvestment
    of distributions ................            --               --       142,101       1,435,224
  Shares redeemed ...................   (28,277,701)    (295,524,204)  (20,949,128)   (212,398,158)
                                        -----------------------------------------------------------
  Net increase (decrease) ...........    (9,652,744)  $ (101,320,339)    9,775,401   $  99,326,514
                                        ===========================================================


28 | Annual Report

Franklin Capital Growth Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           --------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                                      2005                         2004
                                           --------------------------------------------------------
                                             SHARES         AMOUNT        SHARES         AMOUNT
                                           --------------------------------------------------------
CLASS B SHARES:
  Shares sold ..........................      863,596   $   8,604,963    2,261,662   $  21,934,151
  Shares issued in reinvestment
    of distributions ...................           --              --           --              --
  Shares redeemed ......................   (1,600,810)    (16,032,206)  (1,057,182)    (10,395,343)
                                           --------------------------------------------------------
  Net increase (decrease) ..............     (737,214)  $  (7,427,243)   1,204,480   $  11,538,808
                                           ========================================================
CLASS C SHARES:
  Shares sold ..........................    2,493,588   $  24,691,659    4,355,217   $  41,912,397
  Shares issued in reinvestment
    of distributions ...................           --              --           --              --
  Shares redeemed ......................   (5,220,733)    (51,681,050)  (4,323,677)    (42,023,949)
                                           --------------------------------------------------------
  Net increase (decrease) ..............   (2,727,145)  $ (26,989,391)      31,540   $    (111,552)
                                           ========================================================
CLASS R SHARES:
  Shares sold ..........................    1,213,501   $  12,571,580    1,871,581   $  18,711,607
  Shares issued in reinvestment
    of distributions ...................           --              --        4,491          45,175
  Shares redeemed ......................     (873,754)     (9,091,080)    (571,724)     (5,792,690)
                                           --------------------------------------------------------
  Net increase (decrease) ..............      339,747   $   3,480,500    1,304,348   $  12,964,092
                                           ========================================================
ADVISOR CLASS SHARES:
  Shares sold ..........................   13,749,392   $ 144,483,153   13,401,122   $ 138,544,390
  Shares issued in reinvestment
    of distributions ...................           --              --       32,028         325,402
  Shares redeemed ......................   (4,333,153)    (46,558,933)  (1,037,120)    (10,269,920)
                                           --------------------------------------------------------
  Net increase (decrease) ..............    9,416,239   $  97,924,220   12,396,030   $ 128,599,872
                                           ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
  SUBSIDIARY                                                     AFFILIATION
---------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                              Investment manager
  Franklin Templeton Services LLC (FT Services)                  Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent


                                                              Annual Report | 29

Franklin Capital Growth Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers bases on the month-end net assets of the Fund as follows:

------------------------------------------------------------------------------
Annualized Fee Rate        Net Assets
------------------------------------------------------------------------------
       0.625%              First $100 million
       0.500%              Over $100 million, up to and including $250 million
       0.450%              In excess of $250 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00%, 1.00% and 0.50% per year of its average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:


Net sales charges received ........................................   $ 269,515
Contingent deferred sales charges retained ........................   $ 228,284

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $3,815,918, of which $2,676,966 was retained by Investor Services.

4.  EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


30 | Annual Report

Franklin Capital Growth Fund

5. INCOME TAXES

At June 30, 2005, the Fund had tax basis capital losses of $85,481,849, including $17,789,072 from the merged Franklin Large Cap Growth Fund, which may be carried over to offset future capital gains subject to certain limitations. Such losses expire as follows:

Capital loss carryovers expiring in:
  2007 ......................................................   $  1,877,302
  2008 ......................................................      9,247,721
  2009 ......................................................      3,708,341
  2010 ......................................................      2,955,708
  2011 ......................................................     67,692,777
                                                                ------------
                                                                $ 85,481,849
                                                                ============

Due to tax limitations, $60,495,264 of the capital losses from the merged Franklin Large Cap Growth Fund will expire unutilized. Such losses reduced paid-in capital.

The tax character of distributions paid during the years ended June 30, 2005 and 2004, was as follows:

                                                      -----------------
                                                        2005    2004
                                                      -----------------
Distributions paid from ordinary income ...........    --    $2,100,561
                                                      -----------------

At June 30, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of Investments ..................................   $ 1,527,537,781
                                                         ================
Unrealized appreciation ..............................   $   233,241,932
Unrealized depreciation ..............................       (81,506,428)
                                                         ----------------
Net unrealized appreciation (depreciation) ...........   $   151,735,504
                                                         ================
Distributable earnings - undistributed ordinary income   $     5,714,857
                                                         ================

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended June 30, 2005, aggregated $800,342,924 and $823,465,149, respectively.


                                                              Annual Report | 31

Franklin Capital Growth Fund

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001


32 | Annual Report

OTHER LEGAL PROCEEDINGS (CONTINUED)

and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 33

Franklin Capital Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CAPITAL GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Capital Growth Fund (hereafter referred to as the "Fund") at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 10, 2005


34 | Annual Report

Franklin Capital Growth Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $22,453,765 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended June 30, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                                                              Annual Report | 35

Franklin Capital Growth Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee         Since 1982          142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                            company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)        Trustee         Since 1989          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee         Since 2003          135                       Director, Amerada Hess Corporation
One Franklin Parkway                                                                            (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                        gas), H.J. Heinz Company (processed
                                                                                                foods and allied products), RTI
                                                                                                International Metals, Inc.
                                                                                                (manufacture and distribution of
                                                                                                titanium), Canadian National Railway
                                                                                                (railroad), and White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee         Since 1960          116                       Director, The California Center for
One Franklin Parkway                                                                            Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee         Since 1997          142                       Director, Martek Biosciences
One Franklin Parkway                                                                            Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                        (biotechnology), and Overstock.com
                                                                                                (Internet services); and FORMERLY,
                                                                                                Director, MCI Communication
                                                                                                Corporation (subsequently known as
                                                                                                MCI WorldCom, Inc. and WorldCom,
                                                                                                Inc.) (communications services)
                                                                                                (1988-2002), White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company) (1987-2004) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee         Since June 2005     96                        Director, White Mountains Insurance
500 East Broward Blvd.                                                                          Group, Ltd. (holding company),
Suite 2100                                                                                      Amerada Hess Corporation
Fort Lauderdale, FL 33394-3091                                                                  (exploration and refining of oil
                                                                                                and gas) and Sentient Jet (private
                                                                                                jet service); and FORMERLY,
                                                                                                Director, Becton Dickinson and
                                                                                                Company (medical technology), Cooper
                                                                                                Industries, Inc. (electrical
                                                                                                products and tools and hardware),
                                                                                                Health Net, Inc. (formerly,
                                                                                                Foundation Health) (integrated
                                                                                                managed care), The Hertz
                                                                                                Corporation, Pacific Southwest
                                                                                                Airlines, The RCA Corporation,
                                                                                                Unicom (formerly, Commonwealth
                                                                                                Edison) and UAL Corporation
                                                                                                (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and     Trustee since       142                       None
One Franklin Parkway              Chairman of     1976 and
San Mateo, CA 94403-1906          the Board       Chairman of the
                                                  Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and     Trustee since       126                       None
One Franklin Parkway              President and   1982 and
San Mateo, CA 94403-1906          Chief           President and
                                  Executive       Chief Executive
                                  Officer -       Officer -
                                  Investment      Investment
                                  Management      Management
                                                  since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)            Vice            Since 1986          Not Applicable            Not Applicable
One Franklin Parkway              President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief           Since 2004          Not Applicable            Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer       Since 2004          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (1960)         Vice            Since 1995          Not Applicable            Not Applicable
One Franklin Parkway              President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman,
Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice     Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice            Since 2000          Not Applicable            Not Applicable
One Franklin Parkway              President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice            Since 2000          Not Applicable            Not Applicable
One Franklin Parkway              President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)          Vice President  Since 2002          Not Applicable            Not Applicable
600 Fifth Avenue                  - AML
Rockefeller Center                Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)          Vice            Since 2000          Not Applicable            Not Applicable
One Franklin Parkway              President
San Mateo, CA 94403-1906          and Secretary
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the sub-sidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief           Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.            Financial
Suite 2100                        Officer and
Fort Lauderdale, FL 33394-3091    Chief
                                  Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


40| Annual Report

Franklin Capital Growth Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses of the Fund discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net


                                                              Annual Report | 41

Franklin Capital Growth Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing backup systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the contract renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2005, as well as the previous ten years ended on such date in comparison to a performance universe consisting of all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the lowest quintile of such performance universe for the one-year period and on an annualized basis was in the second lowest and lowest quintiles of such universe for the previous three- and five-year periods, but in the second highest quintile of such universe for the ten-year period. The Board discussed the reasons for such performance with management and steps being taken to improve performance. During such discussions, management pointed out that the Fund's total investment return had beaten that of its benchmark Russell 1000 Growth Index during the previous three-, five- and ten-year periods. Management also expressed its view that the Lipper comparison of the Fund to a universe of large-cap core funds was inappropriate given the Fund's investment strategy and that the more appropriate comparison would be within a universe of large-cap growth funds. In this respect, management pointed out that Morningstar, for the past five years, had placed the Fund


42 | Annual Report

Franklin Capital Growth Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

in the large-cap growth asset class and that the Fund's total return was in the upper half of such asset class for the previous three-, five- and ten-year periods. The Board found the Fund's performance to be acceptable, noting management's explanation and discussions.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was in the lowest quintile of its Lipper expense group and its actual total expenses were in the second lowest quintile of such group. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with what followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis


                                                              Annual Report | 43

Franklin Capital Growth Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment advisory contract provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million. At December 31, 2004, the Fund had net assets of approximately $1.8 billion and the independent Trustees discussed the prospect of adding additional fee breakpoints with management. Management's position during such discussions was that the existing fee structure reaches a relatively low rate quickly as this Fund grows and that such low rate, in effect, reflects anticipated economies of scale as this Fund's assets increase beyond such level. In support of these arguments, management pointed out the favorable effective management fee and total expense comparisons for this Fund within its Lipper peer group as previously discussed under "Comparative Expenses." Management also observed and the Board recognized, and accepted, that the fact that this Fund has assets beyond the last breakpoint level does not mean that it no longer benefits from economies of scale since the continuous growth of assets being charged at the lowest breakpoint fee level results in a lower overall effective management fee rate. While intending to monitor future growth in Fund assets and the appropriateness of additional


44 | Annual Report

Franklin Capital Growth Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

management fee breakpoints, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 45

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
   Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund (4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME (5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
   Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
New York Intermediate-Term
   Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California (7)
Colorado
Connecticut
Florida (7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts (6)
Michigan (6)
Minnesota (6)
Missouri
New Jersey
New York (7)
North Carolina
Ohio (7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance ProductsTrust (8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6) Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8)The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

06/05                                              Not part of the annual report

[LOGO OMITTED]
FRANKLIN TEMPLETON              One Franklin Parkway
   INVESTMENTS                  San Mateo, CA 94403-1906


[GRAPHIC OMITTED] WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

                  Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CAPITAL GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

134 A2005 08/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $4,278 for the fiscal year ended June 30, 2005 and $73,940 for the fiscal year ended June 30, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended June 30, 2005 and $52,158 for the fiscal year ended June 30, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2005 and $677 for the fiscal year ended June 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended June 30, 2005 and $99,323 for the fiscal year ended June 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended June 30, 2005 and $152,158 for the fiscal year ended June 30, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CAPITAL GROWTH FUND

By       JIMMY D. GAMBILL
         ----------------
      /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       JIMMY D. GAMBILL
         ----------------
      /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 19, 2005


By       GALEN G. VETTER
         ---------------
      /s/Galen G. Vetter
      Chief Financial Officer
Date    August 19, 2005